Dividend Restrictions	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Dividend Restrictions
(13)	Dividend Restrictions

The Holding Company is limited in the amount of cash dividends it may declare and pay by the amount of dividends it can receive from the Bank. The Bank is limited in the amount of cash dividends that may be paid. The amount of cash dividends that may be paid is based on the Bank’s net earnings of the current year combined with the Bank’s retained earnings of the preceding two years, as defined by state banking regulations. However, for any dividend declaration, the Bank must consider additional factors such as the amount of current period net earnings, liquidity, asset quality, capital adequacy and economic conditions. It is likely that these factors would further limit the amount of dividends which the Bank could declare. In addition, bank regulators have the authority to prohibit banks from paying dividends if they deem such payment to be an unsafe or unsound practice.